LIQUIDATION ACCOUNT	12 Months Ended
Dec. 31, 2014
Liquidation Account [Abstract]
LIQUIDATION ACCOUNT

NOTE 19 - LIQUIDATION ACCOUNT

As required by federal regulations, a liquidation account in the amount of $20,700,000 was established in conjunction with our 2006 conversion from a mutual savings bank to a federal savings association.

As a result, each eligible account holder or supplemental account holder at the time of conversion is entitled to a proportionate share of this account in the unlikely event of a complete liquidation of the Bank, and only in such event. This share will be reduced if the eligible account holder’s or supplemental account holder’s deposit balance falls below the amounts on the date of record and will cease to exist if the account is closed. The liquidation account will never be increased despite any increase after conversion in the related deposit balance. The Bank may not declare, pay a dividend on, or repurchase any of its capital stock of the Bank, if the effect thereof would cause retained earnings to be reduced below the liquidation account amount or regulatory capital requirements. Due to various natural events, such as death, relocation, and general attrition of accounts, the balance in the liquidation account has been reduced to $2,797,000 at December 31, 2014.